 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2022

CREATIVE REALITIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CREX	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CREXW	The Nasdaq Stock Market LLC

 Item 5.07 Submission to a Vote of Security Holders.

On August 16, 2022, Creative Realities, Inc. (the “Company”) held an annual meeting of shareholders (the “Annual Meeting”) in Louisville, Kentucky. As of June 17, 2022, the record date for the Annual Meeting, 21,729,021 shares of Common Stock of the Company (“Common Stock”) were issued and outstanding. Each share of Common Stock entitled its holder to cast one vote. The items voted on at the Annual Meeting and the results of such voting are set forth below:

(1) The Company’s shareholders reelected its five directors to serve on the Board of Directors of the Company. The shareholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the reelection of all five nominees:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dennis McGill	8,210,060	379,034	3,816,839
David Bell	8,499,873	89,221	3,816,839
Donald A. Harris	8,500,196	88,898	3,816,839
Richard Mills	8,237,223	351,871	3,816,839
Stephen Nesbit	8,343,957	245,137	3,816,839

(2) The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. There were 12,441,386 votes cast for the proposal and 7,324 votes cast against the proposal. 65,185 votes abstained, and there were no broker non-votes.

(3) Pursuant to an advisory “say-on-pay” vote, the shareholders approved the compensation of the Company’s executive officers as described in the Company’s proxy statement. There were 8,104,160 votes cast for the proposal and 451,039 votes cast against the proposal. 33,895 votes abstained, and there were 3,816,839 broker non-votes.

(4) Pursuant to an advisory vote regarding the frequency of future “say-on-pay” votes, the shareholders approved conducting “say-on-pay” votes every 3 years. There were 1,798,514 votes cast for conducting “say-on-pay” votes every year; 1,002,162 votes cast for conducting “say-on-pay” votes every two years; and 5,705,328 votes cast for conducting “say-on-pay” votes every three years. 83,090 votes abstained, and there were 3,816,839 broker non-votes.

No other items were presented for shareholder approval at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Realities, Inc.
(Registrant)

Date: August 22, 2022	By:	/s/ Will Logan
Will Logan
Chief Financial Officer

2